Exhibit 4.2

eBay Inc.

Supplemental Indenture

Dated as of October 28, 2010

To

Indenture

Dated as of October 28, 2010

Wells Fargo Bank, National Association

Trustee

TABLE OF CONTENTS

Page

ARTICLE 1.
RELATIONSHIP WITH BASE INDENTURE; DEFINITIONS

Relationship with Base Indenture	1
Definitions	2
Other Definitions Relating to the Notes	5
Other Definitions Relating to All Securities	5
References to Date of Indenture	5

ARTICLE 2.
THE NOTES

Form and Terms	5
Issuance of Additional Notes	7
Registrar and Paying Agent	7

ARTICLE 3.
REDEMPTION OF THE NOTES

Optional Redemption	7

ARTICLE 4.
ADDITIONAL COVENANTS

Amendments to Article 4 of the Indenture	9

ARTICLE 5.
AMENDMENT TO COVENANT DEFEASANCE

Amendment to Section 8.4 of the Base Indenture	12

ARTICLE 6.
MISCELLANEOUS

Counterparts	13
Governing Law	13
Successors	13
Severability	13
Table of Contents, Headings, Etc.	13
Amendments, Supplements and Waivers	13
Rules of Construction	13

-i-

EXHIBITS

Exhibit A        FORM OF 2013 NOTE

Exhibit B        FORM OF 2015 NOTE

Exhibit C        FORM OF 2020 NOTE

-ii-

SUPPLEMENTAL INDENTURE dated as of October 28, 2010 by and between eBay Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Company has executed and delivered to the Trustee an indenture dated as of October 28, 2010 (the “Base Indenture”), providing for the issuance from time to time of one or more Series (as such term and other capitalized terms used in these recitals and not defined in these recitals are defined in the Base Indenture) of the Company’s Securities.

WHEREAS, Section 9.1 of the Base Indenture provides that the Company and the Trustee, without the consent of any Holders of the Securities, may amend or supplement the Indenture to establish the form and terms of any Series of Securities and to amend or supplement any of the provisions of the Indenture in respect of one or more Series of Securities, provided that any such amendment or supplement shall not apply to any outstanding Security of any Series issued prior to the date of such amendment or supplement and entitled to the benefit of such provision.

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by a resolution of the board of directors of the Company or a duly authorized committee thereof.

NOW, THEREFORE, the Company and the Trustee agree as follows for the benefit of each other and, in the case of the amendments and supplements set forth in Sections 1.2(b) and 1.3 and Articles 2 and 3 of this Supplemental Indenture, for the equal and ratable benefit of the Holders of the Notes (as defined below) and, in the case of the amendments and supplements set forth in the other Sections and provisions of this Supplemental Indenture, for the equal and ratable benefit of the Holders of all Securities issued under the Indenture:

ARTICLE 1.

RELATIONSHIP WITH BASE INDENTURE; DEFINITIONS

Section 1.1 Relationship with Base Indenture.

The provisions of Section 1.2(b) and 1.3 and Articles 2 and 3 of this Supplemental Indenture shall be applicable solely with respect to the Notes and, unless otherwise provided with respect to any Series of Securities pursuant to Section 2.2 of the Base Indenture, the other Articles, Sections and provisions of this Supplemental Indenture shall apply to all of the Securities issued under the Indenture, including, without limitation, the Notes. To the extent any provision of this Supplemental Indenture or the Notes of any Series conflicts with the Base Indenture, the provisions of this Supplemental Indenture or the Notes of such Series, as the case may be, will govern and be controlling.

The Trustee accepts the amendment and supplement of the Base Indenture effected by this Supplemental Indenture and agrees to execute the trust created by the Base Indenture as hereby amended and supplemented, but only upon the terms and conditions set forth in the Indenture, and without limiting the generality of the foregoing, the Trustee will not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (1) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (2) the proper authorization hereof by the Company, (3) the due execution hereof by the Company or (4) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 1.2 Definitions.

(a) The terms “Company” and “Trustee”, as used herein, shall have, and other terms, whether or not capitalized, used but not defined herein shall have, the respective meanings set forth in the Base Indenture. The term “Base Indenture,” as used in this Supplemental Indenture, has the meaning set forth in the recitals hereto.

(b) Section 1.1 of the Base Indenture is hereby supplemented, but solely insofar as relates to the Notes, to add the following definitions, all in appropriate alphabetical sequence:

“2013 Notes” means the Company’s 0.875% Notes due 2013.

“2015 Notes” means the Company’s 1.625% Notes due 2015.

“2020 Notes” means the Company’s 3.250% Notes due 2020.

“Notes” means the 2013 Notes, the 2015 Notes and the 2020 Notes, each of which constitutes a separate Series of Securities under the Indenture, including, with respect to the Notes of each such Series, the Notes of such Series initially issued on the date of the Supplemental Indenture and any other Notes of such Series issued after such date under this Indenture.

(c) Section 1.1 of the Base Indenture is hereby supplemented to add the following definitions, all in the appropriate alphabetical sequence:

“Aggregate Debt” means, with respect to the Securities of any Series, the sum of the following, calculated as of the date of determination on a consolidated basis in accordance with GAAP:

(1) the aggregate amount of then outstanding Debt of the Company and its Significant Subsidiaries incurred after the date the Securities of such Series were first issued and secured by Liens not permitted under the first paragraph of Section 4.6 of this Indenture; and

(2) the aggregate amount of Attributable Debt of the Company and its Significant Subsidiaries then outstanding in respect of Sale and Lease-Back Transactions entered into by the Company and its Significant Subsidiaries after the date the Securities of such Series were first issued pursuant to the second paragraph of Section 4.7 of this Indenture.

“Attributable Debt” with regard to a Sale and Lease-Back Transaction with respect to any Principal Property means, at the time of determination, the lesser of:

(1) the fair market value (as determined in good faith by the Board of Directors) of the Principal Property subject to such Sale and Lease-Back Transaction; and

(2) the present value of the total net amount of rent required to be paid under the applicable lease during the remaining contractual term thereof (including any period for which such lease has been extended but subject to the last sentence of this subparagraph), discounted at the rate of interest per annum set forth or implicit in the terms of such lease (or, if not practicable to determine such rate, the weighted average interest rate per annum borne (at the time of determination) by the Securities then outstanding under this Indenture) compounded semi-annually (assuming a 360-day year consisting of twelve 30 day months). For purposes of clarity, it is understood and agreed that (a) the total net amount of rent required to be paid under, and the term of, the applicable lease shall be determined upon the basis of the contractual terms of such lease and shall not be affected by the fact that all or any portion of such rent may, under GAAP, be characterized as interest or some other amount or that the amount of such rent or the term of such lease, as determined under GAAP, may be different from the amount of rent or the term specified by the contractual terms of such lease and (b) the total net amount of rent shall exclude any amounts required to be paid by the lessee, whether or not designated as rent or additional rent, on account of maintenance, repairs, insurance, taxes, assessments, water rates or similar charges or any amounts required to be paid by such lessee contingent upon the amount of sales or similar contingent amounts. In the case of any lease that is terminable by the lessee upon the payment of a penalty, such total net amount of rent shall be the lesser of (1) the net amount determined assuming termination upon the first date such lease may be terminated (in which case the net amount shall also include the present value, calculated as provided above, of the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated) or (2) the net amount determined assuming no such termination, in each case determined in accordance with the contractual terms of such lease.

“Consolidated Net Tangible Assets” means, as of any date on which the Company effects a transaction requiring such Consolidated Net Tangible Assets to be measured under this Indenture, the aggregate amount of assets (less applicable reserves) after deducting therefrom (a) all current liabilities, except for current maturities of long-term debt and obligations under capital leases, and (b) all intangible assets (including goodwill), to the extent included in said aggregate amount of assets, all as set forth in the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries prepared in accordance with GAAP contained in an annual report on Form 10-K or a quarterly report on Form 10-Q (in each case as amended, if applicable) filed by the Company with the SEC or if, at such date, the Company shall have ceased filing such reports with the SEC, the Company’s then most recent consolidated annual or quarterly balance sheet prepared in accordance with GAAP.

“Non-recourse Obligation” means indebtedness or other obligations substantially related to (1) the acquisition of assets not previously owned by the Company or any of its Subsidiaries or (2) the financing of a project involving the development or expansion of properties of the Company or any of its Subsidiaries, as to which the obligee with respect to such indebtedness or obligation has no recourse to the Company or any Subsidiary of the Company or to the Company’s or any such Subsidiary’s assets other than the assets which were acquired with the proceeds of such transaction or the project financed with the proceeds of such transaction (and the proceeds thereof).

“Principal Property” means (1) the Company’s principal corporate office (whether owned on the date of this Indenture or thereafter acquired, and including any leasehold interest therein) and (2) each data center, service and support facility or research and development facility (in each case, whether owned on the date of this Indenture or thereafter acquired) which is owned by or leased to the Company or any of its Subsidiaries and is located within the United States of America, unless, with respect to clause (2), the Board of Directors has determined in good faith that such center or facility is not of material importance to the total business conducted by the Company and its Subsidiaries, taken as a whole; provided, however, that any such center or facility (a) owned by the Company or any of its Subsidiaries for which the book value (less accumulated depreciation) on the date as of which the determination is being made is equal to or less than 1.0% of the Company’s Consolidated Net Tangible Assets as of such date, all determined in accordance with GAAP, or (b) leased by the Company or any of its Subsidiaries for which the annual lease obligation on the date as of which the determination is being made is equal to or less than $2.0 million shall in no event be deemed a Principal Property.

“Sale and Lease-Back Transaction” means any arrangement with any person providing for the leasing by the Company or any Significant Subsidiary of the Company of any Principal Property, whether owned on the date of this Indenture or thereafter acquired, which Principal Property has been or is to be sold or transferred by the Company or such Significant Subsidiary of the Company to such person with the intention of taking back a lease of such Principal Property.

“Significant Subsidiary” means any Subsidiary of the Company that is a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X as promulgated by the SEC or any successor to such Rule.

“Supplemental Indenture” means the Supplemental Indenture dated as of October 28, 2010 by and between the Company and the Trustee, as amended or supplemented from time to time.

Section 1.3 Other Definitions Relating to the Notes. Definitions of the following terms, which are applicable solely with respect to the Notes, appear in the following sections of this Supplemental Indenture:

Term	Defined in Section
“DTC”	2.1(b)
“Global Note”	2.1(b)

Section 1.4 Other Definitions Relating to All Securities. Section 1.2 of the Base Indenture is hereby amended and supplemented by adding the following terms under the caption “TERM” and the corresponding section references under the caption “DEFINED IN SECTION” in Section 1.2 of the Base Indenture, such terms to appear in appropriate alphabetical sequence:

“Debt”	4.6
“Intercompany Debt”	4.6
“Lien”	4.6

Section 1.5 References to Date of Indenture. All references in this Supplemental Indenture to the “date of the Indenture” and all similar references shall mean the date of the Base Indenture.

ARTICLE 2.

THE NOTES

Section 2.1 Form and Terms.

(a) Terms of the Notes. Pursuant to Section 2.2 of the Base Indenture, there are hereby created three new Series of Securities with the titles of “0.875% Notes due 2013,” “1.625% Notes due 2015” and “3.250% Notes due 2020.” Pursuant to Section 2.2 of the Base Indenture, the terms of the Notes are as follows:

(1) The 2013 Notes shall be a separate Series of Securities under the Indenture limited to $400,000,000 aggregate principal amount, the 2015 Notes shall be a separate Series of Securities under the Indenture limited to $600,000,000 aggregate principal amount and the 2020 Notes shall be a separate Series of Securities under the Indenture limited to $500,000,000 aggregate principal amount (in each case except for Notes of any Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such Series pursuant to Section 2.7, 2.8, 2.11, 3.7 or 9.6 of the Base Indenture), but subject to the Company’s right to re-open any Series of Notes from time to time and issue additional Notes of such Series pursuant to Section 2.2 of this Supplemental Indenture.

(2) The Stated Maturity on which the principal of the 2013 Notes shall become due and payable shall be October 15, 2013, the Stated Maturity on which the principal of the 2015 Notes shall become due and payable shall be October 15, 2015 and the Stated Maturity on which the principal of the 2020 Notes shall become due and payable shall be October 15, 2020.

(3) The interest rate on the 2013 Notes shall be 0.875% per year, the interest rate on the 2015 Notes shall be 1.625% per year and the interest rate on the 2020 Notes shall be 3.250% per year. The interest payment dates for each Series of Notes shall be April 15 and October 15 of each year, commencing April 15, 2011, and the regular record dates shall be the April 1 and October 1, respectively, immediately preceding those interest payment dates. Interest on each Series of Notes shall accrue from October 28, 2010. Interest on each Series of Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(4) The Notes of each Series shall be redeemable at the option of the Company as provided in Article 3 of this Supplemental Indenture.

(5) Each Series of Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(6) The Notes will not be entitled to the benefit of any sinking fund and will not be subject to purchase or redemption at the option of the Holders.

(7) The provisions of Article 8 of the Base Indenture shall be applicable to the Notes of each Series and, without limiting the foregoing, the covenants set forth in Article 4 of this Supplemental Indenture shall be subject to covenant defeasance pursuant to Section 8.4 of the Base Indenture.

(8) The Notes of each Series (including the Trustee’s certificates of authentication) will be substantially in the respective forms of Exhibit A, B and C hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage or, in the case of Global Notes (as defined below) of any Series, as permitted pursuant to Section 2.15.3 of the Base Indenture and as specified in Section 2.1(b) of this Supplemental Indenture. The terms and provisions contained in the respective forms of Notes attached hereto as Exhibits A, B and C constitute and are hereby expressly made a part of, and are incorporated by reference in, this Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(9) The Notes will be senior Securities.

(b) Global Notes. The Notes of each Series shall initially be issued in the form of one or more Global Securities (each a “Global Note”) and the Global Securities of each Series shall bear the respective legends set forth in Exhibits A, B and C, unless otherwise required by the Depositary. The Depository Trust Company (“DTC”) shall act as initial Depositary with respect to the Global Notes of each Series.

(c) Transfer and Exchange of Global Notes. A Global Note may not be transferred except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Section 2.2 Issuance of Additional Notes.

As provided in the last paragraph of Section 2.2 of the Base Indenture, the Company will be entitled to issue additional Notes of any Series having the same terms (except for the issue date, offering and sale prices and, in some cases, the first interest payment date) as the Notes of the same Series issued on the date of this Supplemental Indenture. The Notes of any Series issued on the date of this Supplemental Indenture and any additional Notes of such Series which may from time to time be issued thereafter shall constitute a single series of Securities under the Indenture.

Section 2.3 Registrar and Paying Agent.

The Corporate Trust Office shall be the initial office or agency where the Notes of each Series may be presented or surrendered for payment and surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of each Series and the Indenture may be served. The Company hereby appoints the Trustee as initial Registrar and initial Paying Agent with respect to the Notes of each Series, subject to the right of the Company to replace any Paying Agent or Registrar and appoint and terminate the appointment of co-registrars and co-paying agents.

ARTICLE 3.

REDEMPTION OF THE NOTES

Section 3.1 Optional Redemption.

The Notes of each Series are redeemable at the option of the Company, at any time or from time to time or, solely in the case of the 2020 Notes, at any time or from time to time prior to July 15, 2020, either in whole or in part, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes of such Series to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes of such Series to be redeemed (exclusive of interest accrued to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points in the case of the 2013 Notes, 10 basis points in the case of the 2015 Notes and 15 basis points in the case of the 2020 Notes, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes of such Series being redeemed to such redemption date.

On and after July 15, 2020, the 2020 Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the 2020 Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the 2020 Notes being redeemed to such redemption date.

Notwithstanding the foregoing, payments of interest on the Notes of any Series that are due and payable on any interest payment dates falling on or prior to a date fixed for redemption of the Notes of such Series will be payable to the Holders of such Notes registered as such at the close of business on the relevant record dates according to their terms and the terms and provisions of the Indenture.

As used in this Article 3, the following terms have the meanings specified below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes of any Series, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes of such Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes of any Series, (1) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes of any Series to be redeemed on any redemption date, any primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes of any Series, Banc of America Securities LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC or their respective successors, as the case may be (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company) and any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Quotation Agent after consultation with the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date for the Notes of any Series, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date. As used in the preceding sentence, the term “Business Day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes of any Series, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date and Series of Notes.

If less than all of the Notes of any Series are to be redeemed, the Trustee shall select the Notes of such Series (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate, which may provide for the selection for redemption of a portion of the principal amount of any Note equal to an authorized denomination as provided in the next sentence. Securities of any Series or portions thereof shall be redeemable in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed and as otherwise provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of Notes of any Series shall be made in accordance with the other provisions of the Indenture.

ARTICLE 4.

ADDITIONAL COVENANTS

Section 4.1 Amendments to Article 4 of the Indenture. Article 4 of the Base Indenture is hereby amended and supplemented by adding the following new sections to appear immediately after Section 4.5 of the Base Indenture and to read in full as follows (and the Table of Contents in the Base Indenture is amended to insert the section numbers and titles of the following sections in appropriate sequence in such Table of Contents):

“Section 4.6     Limitation on Liens. The Company covenants and agrees, for the benefit of the Holders of the Securities of each Series, that the Company will not, nor will it permit any Significant Subsidiary to, issue, incur, create, assume or guarantee any debt for borrowed money (including debt for borrowed money evidenced by bonds, debentures, notes or similar instruments) (collectively, “Debt”) secured by a mortgage, deed of trust, security interest, pledge, lien, charge or similar encumbrance (each, a “Lien”) upon any Principal Property, shares of Capital Stock of any Significant Subsidiary or intercompany Debt owed by any Significant Subsidiary to the Company or any of its other Subsidiaries (“Intercompany Debt”) (whether such Principal Property, shares of Capital Stock or Intercompany Debt is existing or owed on the date the

Securities of such Series are first issued or thereafter created or acquired), without in any such case effectively providing, substantially concurrently with or prior to the issuance, incurrence, creation, assumption or guarantee of any such secured Debt or the grant of such Lien securing any such secured Debt, that the Securities of such Series (together with, if the Company shall so determine, any other indebtedness or other obligations (including, without limitation, Securities of other Series issued under this Indenture) of or guarantees by the Company or any Significant Subsidiary ranking equally in right of payment with the Securities of such Series or any such guarantee) shall be secured equally and ratably with (or, at the Company’s option, prior to) such secured Debt (but only so long as such secured Debt is so secured). The foregoing restriction, however, will not apply to any of the following:

“(1) Liens on property, Capital Stock, Debt or other assets of any person existing at the time such person becomes a Subsidiary of the Company, provided that such Liens are not incurred in anticipation of such person becoming a Subsidiary of the Company and do not extend to any assets other than those of such person;

“(2) Liens on property, Capital Stock, Debt or other assets existing at the time of acquisition thereof (including, without limitation, by merger, consolidation or acquisition of Capital Stock) by the Company or a Subsidiary of the Company, or Liens thereon to secure the payment of all or any part of the purchase price thereof, or Liens on property, Capital Stock, Debt or other assets to secure any Debt incurred prior to, at the time of, or within 18 months after, the latest of the acquisition (including, without limitation, by merger, consolidation or acquisition of Capital Stock) thereof or, in the case of property, the completion of construction, the completion of improvements or the commencement of substantial commercial operation of such property for the purpose of financing all or any part of the purchase price thereof, such construction or the making of such improvements, as the case may be;

“(3) Liens in favor of, or which secure Debt owing to, the Company or any of its Subsidiaries;

“(4) Liens existing on the date the Securities of such Series were first issued;

“(5) Liens on property of a person existing at the time such person is merged with or into, or consolidated with, the Company or a Subsidiary of the Company or otherwise acquired by the Company or a Subsidiary of the Company or at the time of a sale, lease or other disposition of the properties of any person as an entirety or substantially as an entirety to the Company or a Subsidiary of the Company, provided that such Liens were not incurred in anticipation of such merger, consolidation, sale, lease or other disposition and do not extend to any assets other than those of the person merged with or into, or consolidated with, the Company or a Subsidiary of the Company or such property sold, leased or disposed of;

“(6) Liens in favor of the United States of America or any state, territory or possession thereof (or the District of Columbia), or any department, agency, instrumentality or political subdivision of the United States of America or any state, territory or possession thereof (or the District of Columbia), to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred for the purpose of financing all or any part of the purchase price of or the cost of constructing or improving the property subject to such Liens;

“(7) Liens securing the Securities of such Series;

“(8) Liens created in connection with a project financed with, or created to secure, Non-recourse Obligations;

“(9) Liens to secure bonds, notes, debentures or similar instruments on which the interest is exempt from federal income tax; and

“(10) extensions, renewals, refinancings or replacements (in whole or in part) of any Liens or Debt which is secured by Liens that were permitted to be incurred by this Indenture; provided, however, that (a) the principal or accreted amount of any Debt of the Company or any of its Significant Subsidiaries secured by such Lien immediately after such extension, renewal, refinancing or replacement shall not exceed the sum of the principal or accreted amount, as the case may be, of any Debt of the Company or any of its Significant Subsidiaries so secured immediately prior to such extension, renewal, refinancing or replacement plus any costs and expenses (including, without limitation, any fees, premiums and penalties) related to such extension, renewal, refinancing or replacement and (b) such extension, renewal, refinancing or replacement Liens are limited to all or part of the same Principal Property (and any improvements thereon), shares of Capital Stock of any Significant Subsidiary or Intercompany Debt which secured any Debt of the Company or any Significant Subsidiary immediately prior to such extension, renewal, refinancing or replacement.

“Notwithstanding the foregoing, the Company and its Significant Subsidiaries may, without securing the Securities of such Series or any other Securities issued under this Indenture, issue, incur, create, assume or guarantee Debt secured by any Liens which would otherwise be subject to the restrictions set forth in the immediately preceding paragraph if, immediately after giving effect thereto and, if applicable, to the application of any proceeds therefrom to repay Debt on a pro forma basis, the Company’s Aggregate Debt does not exceed the greater of (1) 20% of the Company’s Consolidated Net Tangible Assets, determined as of the date of such issuance, incurrence, creation, assumption or guarantee, and (2) $500 million.

“Section 4.7 Limitation on Sale and Lease-Back Transactions. The Company covenants and agrees, for the benefit of the Holders of the Securities of each Series, that the Company will not, nor will it permit any Significant Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property, unless:

“(1) such Sale and Lease-Back Transaction involves a lease for a term of not more than three years;

“(2) such Sale and Lease-Back Transaction is between the Company and one of its Subsidiaries, or between any of its Subsidiaries;

“(3) the Company or such Significant Subsidiary would be entitled, at the time of such Sale and Lease-Back Transaction, to incur Debt secured by a Lien on the Principal Property involved in such Sale and Lease-Back Transaction at least equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction, without equally and ratably securing the Securities of such Series, pursuant to the first paragraph of Section 4.6 of this Indenture;

“(4) the Company or any of its Subsidiaries applies an amount equal to the net proceeds of such Sale and Lease-Back Transaction within 365 days after such Sale and Lease-Back Transaction to any of (or a combination of) (i) the prepayment or retirement of the Securities of such Series, (ii) the prepayment or retirement of other bonds, notes, debentures or similar instruments (including, without limitation, Securities of any other Series issued under this Indenture) or Debt of the Company or a Subsidiary of the Company (other than bonds, notes, debentures, similar instruments or Debt of the Company that is by its terms subordinated in right of payment to the Securities of such Series) that by its terms matures more than 12 months after its creation or (iii) the purchase, construction, development, expansion or improvement of properties or facilities that are used in or useful to the Company’s business or the business of any of the Company’s Subsidiaries; or

“(5) such Sale and Lease-Back Transaction was entered into on or prior to the date the Securities of such Series were first issued.

“Notwithstanding the foregoing, the Company and its Significant Subsidiaries may, without securing the Securities of such Series or any other Securities issued under this Indenture, enter into a Sale and Lease-Back Transaction which would otherwise be subject to the restrictions set forth in the immediately preceding paragraph if, immediately after giving effect thereto and, if applicable, to the application of any proceeds therefrom to repay Debt on a pro forma basis, the Company’s Aggregate Debt does not exceed the greater of (1) 20% of the Company’s Consolidated Net Tangible Assets, determined as of the date of such Sale and Lease-Back Transaction, and (2) $500 million.”

ARTICLE 5.

AMENDMENT TO COVENANT DEFEASANCE

Section 5.1 Amendment to Section 8.4 of the Base Indenture. Section 8.4 of the Base Indenture is hereby amended by deleting “in Sections 4.2, 4.3, 4.4, 4.5 and 5.1” appearing in the first paragraph thereof and replacing such deleted text with “in Sections 4.2, 4.3, 4.4, 4.5, 4.6, 4.7 and 5.1”.

ARTICLE 6.

MISCELLANEOUS

Section 6.1 Counterparts. This Supplemental Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

Section 6.2 Governing Law.

THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 6.3 Successors.

All agreements of the Company in this Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 6.4 Severability.

To the extent permitted by applicable law, in case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.5 Table of Contents, Headings, Etc.

The Table of Contents and headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.6 Amendments, Supplements and Waivers.

This Supplemental Indenture and the Notes of each Series may be amended or supplemented, and compliance by the Company with any covenants or other provisions of this Supplemental Indenture and the Notes of any Series may be waived, as provided in Article 9 of the Base Indenture. The provisions of the immediately preceding sentence shall in no way limit the application of any provision of the Indenture regarding amendments, supplements, waivers or similar actions with respect to this Supplemental Indenture or the Notes of any series.

Section 6.7 Rules of Construction. The rules of construction set forth in Section 1.4 of the Base Indenture shall be applicable with respect to this Supplemental Indenture.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date and year first above written.

eBay Inc.

By:	/s/ Robert H. Swan
	Name:	Robert H. Swan
	Title:	Senior Vice President, Finance and
Chief Financial Officer

Wells Fargo Bank, National Association,
as Trustee

By:	/s/ Maddy Hall
	Name:	Maddy Hall
	Title:	Vice President

EXHIBIT A

(Face of Note)

[If this Note is a Global Security, insert the following legend–] [THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED BELOW) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP: 278642 AA1

eBay Inc.

0.875% Notes due 2013

No.	$

eBay Inc., a Delaware corporation, for value received promises to pay to              or registered assigns, the principal sum of              on October 15, 2013.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
Name:
Title:

This is one of the 0.875%

Notes due 2013 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

(Back of Note)

0.875% Notes due 2013

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 0.875% per annum from the date hereof until maturity. The Company will pay interest semi-annually on April 15 and October 15 of each year (each an “Interest Payment Date”), commencing April 15, 2011. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of issuance; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date will be April 15, 2011. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on the Notes to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes due on any Interest Payment Date to the persons who are registered Holders of Notes at the close of business on the April 1 or October 1(each a “Record Date”), as the case may be, next preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on the Notes will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal of and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the

“Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflict with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION.

The Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, plus, in the case of clauses (i) and (ii) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date. Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

If less than all the Notes are to be redeemed, the Trustee shall select the Notes (or portions thereof) to be redeemed in the manner provided in the Indenture.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof that are redeemed.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-

Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges required by law or permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes, and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes, including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes. Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

                                                                                                                                       (Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s)on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B

(Face of Note)

[If this Note is a Global Security, insert the following legend–] [THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED BELOW) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP: 278642 AB9

eBay Inc.

1.625% Notes due 2015

No.	$

eBay Inc., a Delaware corporation, for value received promises to pay to              or registered assigns, the principal sum of              on October 15, 2015.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
Name:
Title:

This is one of the 1.625%

Notes due 2015 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

(Back of Note)

1.625% Notes due 2015

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 1.625% per annum from the date hereof until maturity. The Company will pay interest semi-annually on April 15 and October 15 of each year (each an “Interest Payment Date”), commencing April 15, 2011. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of issuance; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date will be April 15, 2011. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on the Notes to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes due on any Interest Payment Date to the persons who are registered Holders of Notes at the close of business on the April 1 or October 1 (each a “Record Date”), as the case may be, next preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on the Notes will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal of and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the

“Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflict with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION.

The Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus, in the case of clauses (i) and (ii) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date. Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

If less than all the Notes are to be redeemed, the Trustee shall select the Notes (or portions thereof) to be redeemed in the manner provided in the Indenture.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof that are redeemed.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-

Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges required by law or permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes, and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes, including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes. Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

                                                                                                                                       (Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s)on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

(Face of Note)

[If this Note is a Global Security, insert the following legend–] [THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED BELOW) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

CUSIP: 278642 AC7

eBay Inc.

3.250% Notes due 2020

No.	$

eBay Inc., a Delaware corporation, for value received promises to pay to              or registered assigns, the principal sum of              on October 15, 2020.

Interest Payment Dates: April 15 and October 15

Record Dates: April 1 and October 1

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
Name:
Title:

This is one of the 3.250%

Notes due 2020 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

(Back of Note)

3.250% Notes due 2020

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 3.250% per annum from the date hereof until maturity. The Company will pay interest semi-annually on April 15 and October 15 of each year (each an “Interest Payment Date”), commencing April 15, 2011. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of issuance; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date will be April 15, 2011. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on the Notes to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on the Notes due on any Interest Payment Date to the persons who are registered Holders of Notes at the close of business on the April 1 or October 1 (each a “Record Date”), as the case may be, next preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on the Notes will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal of and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the

“Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflict with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION.

Prior to July 15, 2020, the Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of interest accrued to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in the case of clauses (i) and (ii) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date. On and after July 15, 2020, the Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date. Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of those Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

If less than all the Notes are to be redeemed, the Trustee shall select the Notes (or portions thereof) to be redeemed in the manner provided in the Indenture.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address. Notes in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof that are redeemed.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges required by law or permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes, and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes, including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes. Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the

Company or an Affiliate of the Company with the same rights it would have if it were not Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

                                                                                                                                       (Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s)on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.